UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTION

On February 11, 2026 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of November 10, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among Industrial F&B Investments II, Inc., a Delaware corporation (“Parent”), Industrial F&B Investments III, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and TreeHouse Foods, Inc., a Delaware corporation (“Treehouse” or the “Company”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated by reference into this Item 1.01.

Term Loan Credit Agreement

In addition, concurrently with the Effective Time, Parent entered into that certain Credit Agreement among Parent, as holdings, Merger Sub, as borrower and, upon consummation of the Merger, the Company as the borrower, certain of the Company’s subsidiaries (the “Subsidiary Guarantors”), Royal Bank of Canada, as administrative agent and collateral agent, and the lenders and financial institutions party thereto from time to time (the “New Term Loan Credit Agreement”), which provides for a new senior secured term loan facility in an aggregate principal amount of $1,000 million (the “First Lien Credit Facility”). The Company and certain of its subsidiaries are guarantors under the New Term Loan Credit Agreement. The obligations under the New Term Loan Credit Agreement are secured on a first priority basis by substantially all assets of Parent and the Subsidiary Guarantors other than the ABL Priority Collateral (as defined below) (the “Term Loan Priority Collateral”) and on a second-priority basis by substantially all of Parent’s and the Subsidiary Guarantor’s inventory and accounts receivable and certain related assets (the “ABL Priority Collateral”) (subject, in each case, to certain exceptions and exclusions). The New Term Loan Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of these types.

ABL Credit Agreement

In addition, concurrently with the Effective Time, Parent entered into that certain ABL Credit Agreement among Parent, as holdings, Merger Sub, as borrower and, upon consummation of the Merger, the Company as the borrower, the Subsidiary Guarantors, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders and financial institutions party thereto from time to time (the “ABL Credit Agreement”), which provides for a senior secured asset-backed revolving credit facility in an aggregate committed amount of up to $400.0 million, subject to borrowing base availability (the “ABL Facility” and together with the First Lien Credit Facility, the “Senior Credit Facilities”). The Company and certain of its subsidiaries are guarantors under the ABL Credit Agreement. The obligations under the ABL Credit Agreement are secured on a first-priority basis on assets of Parent and the Subsidiary Guarantors constituting ABL Priority Collateral and a second-priority basis on assets of Parent and the Subsidiary Guarantors constituting Term Loan Priority Collateral (subject to certain exclusions and exceptions). The ABL Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of these types.

2033 Notes

In connection with the consummation of the Merger, at the Effective Time, Merger Sub, as issuer, Deutsche Bank Trust Company Americas, as trustee and notes collateral agent (the “Trustee”), TreeHouse and certain of TreeHouse’s subsidiaries (the “Subsidiary Guarantors”) entered into the First Supplemental Indenture to the Indenture, dated as of February 11, 2026, among Merger Sub, as issuer, the Parent, as guarantor, and the Trustee (the “Notes Indenture”), governing Merger Sub’s issuance of 7.750% Senior Secured Notes due 2033 with an initial aggregate principal amount of $800 million (the “Notes”), pursuant to which TreeHouse agreed to assume Merger Sub’s obligations as issuer under the Notes Indenture and the Notes, and the Subsidiary Guarantors agreed to guarantee TreeHouse’s obligations as issuer under the Notes Indenture and the Notes. The Notes and the related guarantees are secured by (i) a second-priority security interest the ABL Priority Collateral and (ii) a first-priority security interest in the Term Priority Collateral, subject, in each case, to certain exclusions and exceptions. The Notes Indenture and the Notes include restrictive covenants, events of default and other provisions that are customary for obligations of this type.

Item 1.02.     Termination of a Material Definitive Agreement.

Concurrently with the closing of the Merger, the Company repaid all loans and terminated all credit commitments outstanding under the Third Amended and Restated Credit Agreement, dated as of January 17, 2025 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of March 14, 2025, the “Existing Credit Agreement”),

by and among the Company, Bank of America, N.A., as agent, letter of credit issuer and swing line lender, and each lender party thereto.

The foregoing description of the Existing Credit Agreement and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Existing Credit Agreement. A copy of the Existing Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on January 21, 2025. The Existing Credit Agreement is incorporated by reference into this Item 1.02.

In addition, on the date of the Effective Time, TreeHouse discharged that certain base indenture dated March 2, 2010 (the “2028 Notes Base Indenture”), by and among TreeHouse, the subsidiary guarantors party thereto and Wells Fargo Bank, National Association (succeeded by Computershare Trust Company, N.A.), as trustee (the “2028 Notes Trustee”), as supplemented by a twelfth supplemental indenture, dated September 9, 2020 (the “2028 Notes Twelfth Supplemental Indenture” and, together with the 2028 Notes Base Indenture, as amended and supplemented from time to time, the “2028 Notes Indenture”), by and among TreeHouse, the subsidiary guarantors party thereto and the 2028 Notes Trustee, pursuant to which TreeHouse’s $500 million 4.000% senior notes due 2028 (the “2028 Notes”) were issued.

As a result of the discharge of the 2028 Notes Indenture, TreeHouse has been released from its obligations under the 2028 Notes Indenture, except those provisions of the 2028 Notes Indenture that, by their terms, survive the discharge of the 2028 Notes Indenture.

The foregoing descriptions of the 2028 Notes Indenture and the 2028 Notes are subject to and qualified in their entirety by reference to the full text of the 2028 Notes Indenture. A copy of the 2028 Notes Base Indenture was filed as Exhibit 4.1 and a copy of the 2028 Notes Supplemental Indenture was filed as Exhibit 4.2, in each case to the Current Report on Form 8-K filed by the Company with the SEC on September 9, 2020. The 2028 Notes Base Indenture and the 2028 Notes Twelfth Supplemental Indenture are incorporated by reference into this item 1.02. This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, or a solicitation of an offer to tender for, or purchase, any of the 2028 Notes or any other security.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated by reference into this Item 2.01.

The definitive proxy statement of the Company, filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2025 and as supplemented by the supplemental disclosure to the definitive proxy statement of the Company filed with the SEC on January 20, 2026 contains additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of the Company in connection with the Merger.

As of the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of TreeHouse (“TreeHouse Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company, shares owned by any subsidiary of the Company, shares held by Parent or Merger Sub or any of their subsidiaries and shares owned by stockholders who were entitled to exercise and have properly perfected their rights of appraisal under the Delaware General Corporation Law) was canceled and automatically converted into the right to receive (i) $22.50 in cash, without interest and subject to any applicable withholding taxes (the “Per Share Amount”), and (ii) one contractual contingent value right (the “CVR”, and together with the Per Share Amount, the “Merger Consideration”), which represents the right to receive a portion of the net proceeds, if any, resulting from certain litigation relating to part of TreeHouse’s coffee business.

In addition, pursuant to the Merger Agreement, each TreeHouse stock option, restricted stock unit and performance share unit that was outstanding immediately prior to the Effective Time, to the extent unvested, vested effective immediately prior to the Effective Time (with the performance share units assuming that 130% of target level of performance has been achieved). As of the Effective Time, each TreeHouse stock option that was vested with an exercise price per share of TreeHouse Common Stock that was less than the Per Share Amount was canceled and converted into the right to receive (i) a cash payment equal to the excess of the Per Share Amount over the per share exercise price for each share of TreeHouse Common Stock subject to such stock option and (ii) one CVR for each share of TreeHouse Common Stock subject to such stock option, and each TreeHouse stock option with an exercise price per share of TreeHouse Common Stock that was equal to or greater than the Per Share Amount was canceled for no consideration. Each TreeHouse restricted stock unit and performance share unit that was outstanding immediately prior to the Effective Time was canceled and converted into the right to receive (i) a cash payment equal to the Per Share Amount and (ii) one CVR, in each case, for each share of TreeHouse Common Stock underlying the vested portion of such restricted stock unit or performance share unit.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2025 and incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 and Item 2.01 is incorporated by reference into this Item 2.03.

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and Item 2.01 is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and of its intent to remove the TreeHouse Common Stock from listing on NYSE and requested that NYSE (i) suspend trading of the TreeHouse Common Stock on the NYSE and (ii) file a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to delist and deregister the TreeHouse Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the TreeHouse Common Stock will no longer be listed on NYSE.

Upon effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the TreeHouse Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.     Material Modification to Rights of Security Holders.

The information set forth in the Introduction and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of TreeHouse Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Accordingly, at the Effective Time, the holders of such shares of TreeHouse Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01.     Changes in Control of Registrant.

The information set forth in the Introduction and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

On the Closing Date, each share of TreeHouse Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company, shares owned by any subsidiary of the Company, shares held by Parent or Merger Sub or any of their subsidiaries and shares owned by stockholders who were entitled to exercise and have properly perfected their rights of appraisal under the Delaware General Corporation Law) was canceled and automatically converted into the right to receive (i) $22.50 in cash, without interest and subject to any applicable withholding taxes (the “Per Share Amount”), and (ii) one CVR. Parent obtained the funds necessary to complete the transactions contemplated by the Merger Agreement through a combination of debt financing and equity financing.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Merger and pursuant to the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, which consisted of Amelie Flammia, Gregory Read and Jeffrey Everhart, became the directors of the surviving corporation. As of the Effective Time, all directors of the Company serving as of immediately prior to the Effective Time, consisting of Steven Oakland, Adam J. DeWitt, Linda K. Massman, Scott D. Ostfeld,

Jill A. Rahman, Joseph E. Scalzo, Jean E. Spence, and Jason J. Tyler, were removed from the board of directors of the Company including any committees thereof on which they served.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, (i) the articles of incorporation of the Company, as the surviving corporation, were amended and restated in their entirety and (ii) the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the bylaws of the Company, as the surviving corporation, in accordance with the terms of the Merger Agreement (except that references to the name of Merger Sub were replaced by the name of the Company).

Copies of such amended and restated articles of incorporation and amended and restated bylaws, as in effect immediately following the Effective Time, are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01.     Other Events.

On February 11, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 10, 2025, among TreeHouse Foods, Inc., Industrial F&B Investments II, Inc., and Industrial F&B Investments III, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2025).*

3.1	Amended and Restated Articles of Incorporation of TreeHouse Foods, Inc.
3.2	Amended and Restated Bylaws of TreeHouse Foods, Inc.
10.1
Contingent Value Rights Agreement, dated as of February 11, 2026, among TreeHouse Foods, Inc., Industrial F&B Investments II, Inc., members of the CVR committee and Computershare Inc. and Computershare Trust Company, N.A., acting jointly as rights agent.

99.1	Press release, dated February 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	February 11, 2026	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary